Stockholders' Equity	6 Months Ended
Jun. 30, 2019
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Shareholders' Equity and Share-based Payments [Text Block]
Note 3 - Stockholders' Equity

1.
During the six months ended June 30, 2019, certain employees and consultants exercised options into an aggregate of 96,523 ordinary shares of the Company, NIS 0.01 par value per share, for total consideration of $0.1 million.

2.
During the six months ended June 30, 2019, restricted stock units held by certain officers and employees vested resulting in the issuance of 5,895 ordinary shares of the Company, NIS 0.01 par value per share.

3.
In May 2019, the Company granted options to purchase 47,500 ordinary shares of the Company to several employees. The options are exercisable at $7.79 per share, have a 10 year term and vest over a period of four years. The aggregate grant date fair value of such options was approximately $0.3 million.